T. Rowe Price Science & Technology Fund, Inc.

   T. Rowe Price Science & Technology Fund--Advisor Class

 Supplement to prospectus dated May 1, 2001
--------------------------------------------------------------------------------
   Effective immediately, the Portfolio Management paragraph on page 11 of prospectus is replaced with the following:

   Portfolio Management
   The fund has an Investment Advisory Committee with the following members:
   Michael F. Sola, Chairman, Giri Devulapally, Donald J. Easley, Bruce E. Emery, Robert N. Gensler, Eric M. Gerster, Jill L. Hauser, and Terral M. Jordan. The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment program. Mr. Sola was elected chairman of the fund's committee in 2002; he was elected Executive Vice President of the fund in 2000. He joined
   T. Rowe Price in 1994 as an investment analyst, and has been managing investments since 1997. He is also chairman of the Investment Advisory Committee for the Developing Technologies Fund.
--------------------------------------------------------------------------------
 The date of this supplement is January 16, 2002.
--------------------------------------------------------------------------------

 F061-041   1/16/02